UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _______________________________________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 22, 2026
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Huntington Bancshares Incorporated
(Exact name of registrant as specified in its charter)
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Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Registrant's address: 41 South High Street, Columbus, Ohio 43287
Registrant’s telephone number, including area code: (614) 480-2265
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Depositary Shares (each representing a 1/40th interest in a share of 4.500% Series H Non-Cumulative, perpetual preferred stock)	HBANP	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/1000th interest in a share of 5.70% Series I Non-Cumulative, perpetual preferred stock)	HBANM	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.875% Series J Non-Cumulative, perpetual preferred stock)	HBANL	The NASDAQ Stock Market LLC
Depositary Shares (each representing a 1/1000th interest in a share of 5.50% Series L Non-Cumulative, perpetual preferred stock)	HBANZ	The Nasdaq Stock Market LLC
Common Stock—Par Value $0.01 per Share	HBAN	The Nasdaq Stock Market LLC
Nasdaq Texas, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§24012b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 22, 2026, the following matters were voted upon and approved by the shareholders of Huntington at its 2026 Annual Meeting of Shareholders:
Proposal 1 – Election of directors

Nominee	For	Against	Abstentions	Broker Non-Votes
Ann B. Crane	1,448,601,285	108,156,586	3,196,702	197,411,063
Rafael A. Diaz-Granados	1,510,943,734	46,207,025	2,803,814	197,411,063
Virginia A. Hepner	1,550,298,508	7,127,904	2,528,161	197,411,063
John C. Inglis	1,530,917,497	26,330,529	2,706,547	197,411,063
Katherine M.A. Kline	1,530,762,515	25,571,383	3,620,675	197,411,063
Richard W. Neu	1,416,237,870	140,975,369	2,741,335	197,411,063
Kenneth J. Phelan	1,536,987,810	20,278,097	2,688,666	197,411,063
David L. Porteous	1,388,540,099	167,814,613	3,599,861	197,411,063
Alice L. Rodriguez	1,549,927,183	7,451,338	2,576,053	197,411,063
James D. Rollins III	1,530,244,409	27,141,984	2,568,181	197,411,063
Teresa H. Shea	1,547,031,274	10,265,747	2,657,552	197,411,063
Roger J. Sit	1,546,251,912	11,293,224	2,409,437	197,411,063
Stephen D. Steinour	1,426,474,110	131,272,231	2,208,232	197,411,063
Jeffrey L. Tate	1,531,472,702	25,041,611	3,440,033	197,411,063
Gary Torgow	1,527,401,760	29,786,977	2,765,836	197,411,063

Proposal 2 – Approval, on an advisory, non-binding basis, of the compensation of executives as described in the proxy materials.

For	Against	Abstentions	Broker Non-Votes
1,407,891,254	146,434,626	5,600,512	197,411,063

Proposal 3 – Ratification of the appointment of PwC as our independent registered public accounting firm for 2026.

For	Against	Abstentions	Broker Non-Votes
1,681,217,483	73,468,314	2,679,953	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	April 24, 2026	By:	/s/ Marcy C. Hingst

Marcy C. Hingst
General Counsel